Exhibit 99.1

Contact: Kenneth P. Cherven, President/CEO
(727) 520-0987	February 18, 2010

NEWS RELEASE

First Community Bank Corporation of America Announces the Sale of $10.4 Million of Units

And the Completion of its Public Offering

Pinellas Park, Florida — First Community Bank Corporation of America (Nasdaq: FCFL) (the “Company”) today announced that it successfully sold $10.4 million of units (“Units”) through its previously announced public offering which concluded on Friday, February 12, 2010 (the “Offering”). Raymond James & Associates, Inc. was the placement agent for the Offering.

“We are pleased to have received such support and to have raised more than $10 million in the difficult economic environment that exists in Florida and across the country” said Kenneth Cherven, President and Chief Executive Officer of the Company and Chief Executive Officer of the Company’s wholly owned subsidiary, First Community Bank of America (the “Bank”). “It is a difficult time for banks to be raising capital and it is encouraging that we were able to receive such a favorable response. The additional capital will strengthen both the Company and the Bank as we work our way through this economic downturn.” “I was especially pleased to see the strong participation in the Offering of those who are closest to the Bank, the directors, officers, employees and existing shareholders, who themselves purchased over 259,000 Units for $8.7 million,” Cherven continued.

The Company’s initial closing was held on December 31, 2009, at which time it sold $6.3 million of Units. The Company contributed all of the proceeds from the initial closing as equity capital to the Bank on the same day. We sold $4.1 million of the remaining Units between January 1, 2010 and the closing of the Offering on February 12, 2010.

As previously announced, each Unit purchased in the Offering consists of (a) one share of 10.00% cumulative convertible perpetual preferred stock, Series B, par value $0.01 with a liquidation preference of $25.00 per share (“Convertible Preferred Stock”) and (b) 4.165 shares of the Company’s common stock, par value $0.05 per share (“Common Stock”). Each share of Convertible Preferred Stock is convertible into shares of the Company’s Common Stock at an initial conversion price of $2.50, subject to adjustment as described in the prospectus.

The Company currently operates 11 banking offices along the west coast of Florida. The Company’s common stock is traded on the NASDAQ Capital Market under the symbol “FCFL”.

Cautionary Notice Regarding Forward-Looking Statements

Certain statements made herein, including those relating to the amount and use of proceeds from the Offering, are “forward-looking statements” within the meaning and protections of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements.

Press Release

February 18, 2010

Words such as “may,” “will,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intends,” “plan,” “project,” “assume,” “indicate,” “continue,” “target,” “goal,” and similar words or expressions of the future are intended to identify forward-looking statements. These forward-looking statements involve risks and uncertainties, and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements.

All written and oral forward-looking statements that are made by or are attributable to us are expressly qualified in their entirety by this cautionary notice. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our registration statement on Form S-1/A filed with the SEC on December 30, 2009 and in our other periodic reports filed with the SEC and in the prospectus filed on January 4, 2010 related to the Offering under “Forward-Looking Statements” and “Risk Factors,” and otherwise in our SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC’s Internet website at http://www.sec.gov.

We have no obligation and do not undertake to update, revise or correct any of the forward-looking statements after the date hereof, or after the respective dates on which any such statements otherwise are made.

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This Press Release is not an offer to sell nor a solicitation of an offer to purchase any securities. The Units are offered only in those jurisdictions where permitted, and only by the prospectus relating to the Offering, which should be read carefully before investing.